UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 7, 2024

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2024, Stephen Willard, the Chief Executive Officer of NRx Pharmaceuticals, Inc. (the “Company”) provided notice to the Board that he was resigning from the Company, effective immediately, in order to assume the leadership of an early stage biotechnology company. Mr. Willard’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

Jonathan Javitt, Chairman of the Board of Directors of the Company, was appointed as Interim Chief Executive Officer concurrent with Mr. Willard’s resignation. All terms and conditions of Dr. Javitt’s existing consulting agreement will remain in full force and effect, a copy of which is filed as Exhibit 10.44 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed March 29, 2024.

Except as disclosed herein, there is no arrangement or understanding between Dr. Javitt and any other person pursuant to which he was appointed as the Company’s Interim Chief Executive Officer. There are no family relationships between Dr. Javitt and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer.

The Company has initiated a search for a candidate with commercial drug launch experience to serve in the capacity of Chief Executive Officer.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 8, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The matters voted upon at the 2024 Annual Meeting and the results of the voting by the Company’s stockholders are as follows:

Proposal No. 1 – Election of Class III Directors.

	For	Withheld
Jonathan Javitt, M.D., M.P.H.	3,330,475	377,453
Patrick J. Flynn	3,453,180	254,748

Members of the Board of Directors of the Company (the “Board”) are elected by a plurality of the votes cast. Accordingly, each of the director nominees named above was elected to serve as Class III members of the Board until the Company’s 2027 Annual Meeting of Stockholders, or until their successor is elected and qualified.

Proposal No. 2 – Approve the issuance of shares of common stock to certain institutional investors upon redemption of a secured convertible promissory note and warrants.

	For	Against	Abstain
Votes	3,311,591	347,263	49,074

The vote required to approve the issuance of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) to certain institutional investors upon redemption of a secured convertible promissory note and warrants was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved Proposal 2.

Proposal No. 3 – Authorize, but not require, the Board to implement a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a specific ratio, ranging from one-for-two to one-for-five, at the discretion of the Board, within one year from October 8, 2024.

	For	Against	Abstain
Votes	4,875,857	1,226,167	58,379

The vote required to approve the authorization of the Board to, in the event that the closing price per share of the Company’s Common Stock on the principal market on the trading day is less than $1.00 for twenty (20) trading days over a consecutive thirty (30) trading days period, without any further action or vote necessary by the Company’s stockholders, approve an amendment to Company’s Second Amended and Restated Certificate of Incorporation to implement a reverse stock split of the Company’s issued and outstanding shares of Common Stock at a specific ratio, ranging from one-for-two (1:2) to one-for-five (1:5), such ratio to be determined in the Board’s discretion, within one year from October 8, 2024, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved Proposal 3.

Proposal No. 4 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	5,689,416	339,220	131,767

The vote required to ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders ratified the appointment of Salberg & Company, P.A as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

For more information about each of the foregoing proposals, please review the Company’s definitive proxy statement, filed with the SEC on September 5, 2024.

Item 7.01 Regulation FD Disclosure

A copy of the transcript of the 2024 Annual Meeting is furnished hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K, along with Exhibit 99.1 attached hereto, contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the Company’s expectations regarding the incident disclosed and its impact on the Company. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “aims,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 attached hereto.

Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although we believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to be correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors, including, without limitation, the Company’s ability to obtain the New Drug Application for our products, the Company’s ability to acquire and successfully integrate clinics through our subsidiary, Hope Therapeutics, Inc., the ability of Hope Therapeutics, Inc. to become profitable, and the ability to receive adequate financing to fund acquisitions through Hope Therapeutics, Inc. For a detailed discussion of these and other risk factors, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent periodic and current reports. Past performance is not necessarily indicative of future results. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Annual Meeting Transcript
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information contained in Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: October 11, 2024	By:	Jonathan Javitt
	Name:	Jonathan Javitt
	Title:	Chairman of the Board of Directors